Supplement, dated September 15, 2000
to Prospectus, dated May 1, 2000
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                 THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                    320 Park Avenue, New York, New York 10022

                     VARIABLE ACCUMULATION ANNUITY CONTRACTS

                   Individual Retirement Annuity Contracts and
                   Flexible Premium Deferred Annuity Contracts

                                   through its
                             SEPARATE ACCOUNT NO. 2
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The information  below supplements the discussion under "Assumption of Contracts by Mutual of America" on page 8 of the Prospectus for Individual Retirement Annuity (IRA) and Flexible Premium Deferred Annuity (FPA) Contracts.

    On August 4, 2000, Mutual of America Life Insurance Company (Mutual of America), the indirect parent corporation of The American Life Insurance Company of New York (American Life), entered into a purchase and sale agreement (the Agreement) with Inviva, Inc., a Delaware corporation
    (Inviva), for the sale of the corporation that owns American Life. If the transactions under the Agreement are consummated, Inviva will become the indirect parent corporation of American Life. The closing of the sale under the Agreement (the Closing) is subject to a number of conditions, including the approval of the New York State Insurance Department. Mutual of America and Inviva anticipate that the Closing will occur before December 31, 2000.

    A substantial portion of the IRA and FPA Contracts that were issued by American Life have been transferred to Mutual of America, through a process called assumption reinsurance. In connection with the Closing, Mutual of America may make another assumption offer to you, which you may need to affirmatively accept if you want your Contract to be transferred to Mutual of America. At any time, you may request that Mutual of America issue you its contract in exchange for your American Life IRA or FPA Contract.

    After the Closing, all administrative services will be provided to American Life Contract Owners through an office in New York, New York, and Contract Owners will be required to make transfer requests and give other instructions to American Life in writing. Administrative services will no longer be available to Contract Owners through Regional Offices, an Internet website or the current 800 toll-free telephone number.

The following information supplements the discussion under "Underlying Funds Invested in by Our Separate Account" on page 9 of the Prospectus.

    Mutual of America Investment Corporation (the Investment Company) has applied to the Securities and Exchange Commission (the SEC) for an exemptive order allowing it to sell shares of its Funds to American Life following the Closing, because American Life will no longer be an affiliate of Mutual of America once the Closing occurs. If the SEC has not issued an order to the Investment Company by the date of the Closing, Contract Owners will not be able to make additional contributions, or transfer Account Balances, to the Separate Account Funds that invest in shares of the Investment Company's Funds until the SEC has issued the order.